UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 9, 2005


                        PEAK ENTERTAINMENT HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                      33-18143                   87-0449399
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


          Bagshaw Hall, Bagshaw Hill, Bakewell, Derbyshire, UK DE45 1DL
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 44 1629 814555

                                 Not applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.313e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The staff of the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") issued comments on June 9, 2005 to the Company in connection with its review of the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 2004 filed on May 16, 2005.

Based on these comments and discussions with the Commission, and after consultation with the Company's independent registered public accounting firm, Garbutt & Elliott Limited, the Company's management recommended, and its Board of Directors determined on June 24, 2005, that it will restate its financial statements for the year ended December 31, 2004. As a result, the financial statements issued by the Company for the year ended December 31, 2004 should no longer be relied upon.

The Company's determination to restate these previously issued financial statements stems from comments from the Commission requesting information related to (i) the accounting of pre-production labor costs, and (ii) the nature, source, and basis for measurement of foreign exchange gain (loss).

The restatement adjustments will record pre-production labor and associated costs connected to pre-production revenue, which were previously included within selling, general and administrative costs, as direct costs of revenues. This adjustment will reduce selling, general and administration costs by $253,495 and increase costs of revenues by $253,495.

The foreign exchange gain arose from two sources: (i) translation adjustments, and (ii) adjustments arising from the Company's functional currency having been UK pounds, which is the principal source of the foreign exchange gain. The restatement adjustments will reflect an element of the foreign exchange gain within the Statement of Comprehensive Loss rather than in the Statement of Operations.

The Company is working with its independent auditors to complete the review of the accounting matters and quantify the impact on the financial statements that were previously filed. Once this review is complete, the Company will restate its 2004 year end financial statements. The Company expects to complete its review of this matter shortly. The Company expects to file an amendment to its annual report with the Commission reflecting these restatement adjustments as soon as practicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PEAK ENTERTAINMENT HOLDINGS, INC.

Date:  December 1, 2005

                                         By:      /s/ Wilf Shorrocks
                                            -----------------------------------
                                                  Wilf Shorrocks
                                                  President































                                       3